                                                                  Exhibit 10.8.4

          CONVENIO DE ESTABILIDAD JURIDICA CON DOE RUN PERU S.R.LTDA.

Conste por el presente documento el Convenio de Estabilidad Juridica que celebran, de una parte, el ESTADO PERUANO, debidamente representada por el Senor Vice Ministro de Minas del Ministerio de Energia y Minas Ing. Juan Mendoza Marsano, autorizado para el efecto por Decreto Supremo No 046-97-PCM, con domicilio en Av. Las Artes No 260 San Borja -Lima, a quien en adelante se le denominara "EL ESTADO"; y, de la otra parte. la empresa DOE RUN PERU S.R.Ltda., constituida en la ciudad de Lima - Peru, con RUC No 37630381, inscrita en el Asiento 1-A de la Ficha 143658 del Libro de Sociedades del Registro de Personas Juridicas, con direccion en Av. Victor Andres Belaunde No 395, San Isidro, debidamente representada por su Gerente General Sr. Julio Guadalupe Bascones, identificado con L.E. No 09388911 segun poder que se encuentra en Anexo, a quien en adelante se le denominara DOE RUN, en los terminos y condiciones que constan en las siguientes clausulas:

PRIMERA.- DOE RUN ha presentado ante el Ministerio de Energia y Minas, en adelante "MINISTERIO" una solicitud para la suscripcion de un Convenio de Estabilidad Juridica al amparo de lo dispuesto en el Decreto Legislativo No 662, en el Titulo II y el Capitulo Primero del Titulo V del Decreto Legislativo No 757, en el Reglamento de los mismos aprobado por el Decreto Supremo No 162-92-EF, de fecha 12 de octubre de 1992, el que en adelante se denominara "REGLAMENTO", en lo dispuesto en la Resolucion del Directorio de CONITE No 001-96-EF/35, en el Decreto Supremo No 046-97-PCM, y en lo pactado en el Contrato de Transferencia de Acciones, Aumento de Capital y Suscripcion de Acciones, que celebraran con la Empresa Minera del Centro del Peru S.A. y la EMPRESA METALURGICA LA OROYA S.A. -en adelante denominada METALOROYA, en lo sucesivo "EL CONTRATO"; como consecuencia del Concurso Publico Internacional PRI-16-97.

SEGUNDA.- DOE RUN, en virtud del presente Convenio, y al amparo de las normas senaladas en la CLAUSULA PRIMERA, se obliga a lo siguiente:

1) Cumplir en el plazo que no excedera del 23 de octubre de 1997 con efectuar un aporte de US$ 126'481,383.24 (Ciento Veintiseis Millones Cuatrocientos Ochenta y Un Mil Trescientos Ochenta y Tres y 24/100 Dolares de los Estados Unidos de America) al capital de METALOROYA-, una compania constituida en la ciudad de Lima, Peru, inscrita en la Ficha No 040367 del Libro de Sociedades Contractuales y Otras Personas Juridicas del Registro Publico de Mineria, en proceso de privatizacion.

      El monto referido en el parrafo anterior sera contablemente destinado de la siguiente manera:

      a) S/. 167'170,160.00 (Ciento Sesenta y Siete Millones Ciento Setenta Mil Ciento Sesenta y 00/100 Nuevos Soles) a la cuenta capital social;

      b) La diferencia entre la suma resultante de la conversion a Nuevos Soles de los US$126'481,383.24 (Ciento Veintiseis Millones Cuatrocientos Ochenta y Un Mil Trescientos Ochenta y Tres y 24/100 Dolares de los Estados

            Unidos de America) y el monto referido en el literal anterior, sera destinado a la cuenta capital adicional, en calidad de prima la cual sera capitalizada en el plazo de dos (02) anos, contado a partir de la fecha de suscripcion del presente Convenio.

2) Cumplir en un plazo que no excedera del 23 de octubre de 1997, con efectuar el pago en dinero en efectivo de US$ 121'440,608.00 (Ciento Veintiun Millones Cuatrocientos Cuarenta Mil Seiscientos Ocho y 00/100 Dolares de los Estados Unidos de America) por la adquisicion a la Empresa Minera del Centro del Peru S.A. del 48.9674517% de las acciones representativas del capital social de METALOROYA, con lo cual DOE RUN habra adquirido, dentro del proceso de privatizacion, el 99.9674518% de las acciones representativas del capital social de dicha empresa.

3) Canalizar el aporte a que se refieren los numerales 1 y 2, a traves del Sistema Financiero Nacional, conforme debera constar en la certificacion que emita el banco interviniente en la operacion.

TERCERA. - EL ESTADO, en virtud del presente Convenio y mientras este se encuentre vigente, se obliga en relacion con la inversion a que se refiere la CLAUSULA SEGUNDA, a garantizar la estabilidad juridica para DOE RUN en los siguientes terminos:

1) Estabilidad del regimen tributario referido al Impuesto a la Renta, conforme a lo prescrito en el articulo 38o del Decreto Legislativo No 757 y en el inciso a) del articulo 10o del Decreto Legislativo No 662, vigente al momento de la suscripcion del presente Convenio, segun el cual los dividendos y cualquier otra forma de distribucion de utilidades, no se encuentran gravadas, de conformidad con lo prescrito en el inciso a) del articulo 250 de la Ley de Impuesto a la Renta, aprobada por el Decreto Legislativo No 774 y modificatorias vigentes al momento de suscripcion del presente convenio.

2) Estabilidad del derecho de utilizar el tipo de cambio mas favorable conforme a lo prescrito en el articulo 38o del Decreto Legislativo No 757 y en el inciso b) del articulo 10o del Decreto Legislativo No 662, que implica que DOE RUN podra acceder a la moneda extranjera en el mercado cambiario al tipo de cambio mas favorable que pueda conseguir, sin que EL ESTADO pueda obligarla a realizar sus operaciones cambiarias bajo un regimen o mecanismo que otorgue un tratamiento menos favorable que el que se aplique a cualquier persona natural o juridica por la realizacion de cualquier operacion cambiaria, de acuerdo a lo siguiente:

      a)    Cuando se trate de conversion de la moneda extranjera a nacional:
            DOE RUN podra venderla a cualquier persona natural o juridica al tipo de cambio compra mas favorable que encuentre en el mercado cambiario al momento de efectuar la operacion cambiaria, y,

      b) Cuando se trate de conversion de la moneda nacional a extranjera DOE RUN podra comprarla a cualquier persona natural o juridica al tipo de cambio venta mas favorable que encuentre en el mercado cambiario al momento de efectuar la operacion cambiaria.

3) Estabilidad del derecho a la no discriminacion conforme a lo prescrito en el articulo 38o del Decreto Legislativo No 757 y en el inciso c) del articulo 10o del Decreto Legislativo No 662, que implica que EL ESTADO en ninguno de sus niveles, ya se trate de entidades o empresas del Gobierno Central, Gobiernos Regionales o Locales, podra aplicar a DOE RUN un tratamiento diferenciado atendiendo a su nacionalidad, los sectores o tipos de actividad economica que desarrolle o la ubicacion geografica de la empresa en que invierta, ni en las siguientes materias:

      a) Precios, tarifas o derechos no arancelarios, de tal modo que EL ESTADO no podra aplicar por estos conceptos a DOE RUN, en lo relativo a la inversion a que se refiere la CLAUSULA SEGUNDA, montos
            o tasas diferenciados;

      b) Forma de constitucion empresarial, de tal modo que EL ESTADO no podra exigir a DOE RUN que la empresa METALOROYA, en la que va a invertir, adopte una determinada modalidad empresarial;

      c) Su condicion de persona natural o juridica, de tal modo que EL ESTADO no podra aplicar a DOE RUN un tratamiento diferenciado por este concepto; y,

      d) Ninguna otra causa de efectos equivalentes, como es el caso de la aplicacion de tratamientos discriminatorios para DOE RUN resultantes de cualquier combinacion de los diversos acapites del presente numeral.

El presente numeral se aplica sin perjuicio de las limitaciones establecidas en el articulo 30 del REGLAMENTO.

CUARTA.- DOE RUN asume de conformidad con lo pactado en la CLAUSULA SEGUNDA, las siguientes obligaciones.

1) Acreditar que ha cumplido con efectuar, el aporte dinerario por un monto de US$ 126'481,383.24 (Ciento Veintiseis Millones Cuatrocientos Ochenta y Un Mil Trescientos Ochenta y Tres y 24/100 Dolares de los Estados Unidos de America), mediante la presentacion de:

      a) Copia de la certificacion que emita el banco interviniente en la operacion por la canalizacion de los US$ 126'481,383.24 (Ciento Veintiseis Millones Cuatrocientos Ochenta y Un Mil Trescientos Ochenta y Tres y 24/100 Dolares de los Estados Unidos de America);

      b) Copia del Testimonio de la Escritura Publica de Aumento de Capital y Modificacion de Estatutos de la empresa donde conste la inscripcion en el registro correspondiente, por la capitalizacion de S/. 167'170,160.00 (Ciento Sesenta y Siete Millones Ciento Setenta Mil Ciento Sesenta y 00/100 Nuevos Soles);

      c) Copia del Testimonio de la Escritura Publica de Aumento de Capital Social y Modificacion de Estatutos de METALOROYA debidamente inscrita en el registro correspondiente donde conste la capitalizacion de la prima de emision, equivalente al monto resultante de la diferencia entre el valor de la conversion a Nuevos Soles de US$ 126'481,383.24 (Ciento Veintiseis Millones Cuatrocientos Ochenta y Un Mil Trescientos Ochenta y Tres y 24/100 Dolares de los Estados Unidos de America) y S/. 167'170,160.00 (Ciento Sesenta y Siete Millones Ciento Setenta Mil Ciento Sesenta y 00/100 Nuevos Soles).

      Las obligaciones referidas en los literales a) y b) deberan ser acreditadas ante el MINISTERIO, en el plazo de sesenta (60) dias calendario contado a partir del 23 de octubre de 1997.

      La obligacion referida en el literal c) debera ser acreditada ante el MINISTERIO en un plazo maximo de treinta (30) dias calendario, contado a partir de la fecha limite para su cumplimiento, conforme a lo establecido en el literal b) del numeral 1 de la CLAUSULA SEGUNDA.

2) Acreditar haber adquirido 160'507,779 acciones representativas del capital social de METALOROYA, equivalentes al 48.9674517% del mismo, mediante el pago de US$ 121'440,608.00 (Ciento Veintiun Millones Cuatrocientos Cuarenta Mil Seiscientos Ocho y 00/100 Dolares de los Estados Unidos de America), como resultado de la transferencia efectuada por la Empresa Minera del Centro del Peru S.A.; para lo cual debera presentar copia legalizada del correspondiente asiento en el Libro de Registro y Transferencia de Acciones, asi como la respectiva certificacion emitida por el banco interviniente en la operacion.

      La obligacion a que se refiere el parrafo anterior debera acreditarse ante el MINISTERIO en un plazo maximo de sesenta (60) dias calendario, contado a partir de la fecha limite para su cumplimiento, conforme a lo establecido en el numeral 2 de la CLAUSULA SEGUNDA.

El incumplimiento de las obligaciones establecidas en los numerales anteriores constituye causal de resolucion del Convenio.

QUINTA.- El presente Convenio de Estabilidad Juridica tendra una vigencia de diez (10) anos contados a partir de la fecha de su suscripcion. En consecuencia, no podra ser modificado unilateralmente por ninguna de las partes durante dicho periodo, ni aunque la legislacion nacional sea modificada, asi se trate de modificaciones mas beneficiosas o perjudiciales para alguna de las partes que las pactadas en este Convenio.

SEXTA.- DOE RUN tendra derecho a renunciar por unica vez al regimen de estabilidad juridica que se le otorga al amparo del presente Convenio, debiendo formalizar dicha renuncia mediante una comunicacion por escrito dirigida al MINISTERIO, la que se hara efectiva desde la fecha de recepcion de la comunicacion por este ultimo.

Si DOE RUN opta por ejercer el derecho de renuncia al Convenio de Estabilidad, que se le reconoce al amparo de la presente Clausula. automaticamente pasara a regirse por la legislacion comun.

SEPTIMA. - DOE RUN tendra derecho a ceder su posicion contractual en el presente Convenio. Para que sea valida dicha cesion de posicion contractual, DOE RUN debera obtener previamente la autorizacion correspondiente del MINISTERIO, la misma que se formalizara mediante un Addendum al presente Convenio.

Queda entendido que la cesion de posicion contractual que realice DOE RUN a otro inversionista no extiende el plazo de duracion del Convenio a que se refiere la CLAUSULA QUINTA.

OCTAVA.- El presente Convenio de Estabilidad Juridica podra ser modificado de comun acuerdo por las partes, salvo en lo referente a su plazo de vigencia establecido en la CLAUSULA QUINTA. Tampoco podra modificarse el monto de la inversion por debajo del limite establecido en el inciso a) del articulo 16o del REGLAMENTO.

Para tal efecto, DOE RUN presentara una solicitud al MINISTERIO, que se tramitara conforme al mismo procedimiento utilizado para la suscripcion del presente Convenio.

NOVENA.- Siendo la intencion de las partes que los problemas que se presenten en relacion con el cumplimiento del presente Convenio se resuelvan de la manera mas expeditiva posible, se conviene desde ahora que cualquier litigio, controversia
o reclamacion entre ellos, relativa a la interpretacion, ejecucion o validez del presente Convenio, sera resuelta mediante arbitraje de derecho.

El arbitraje se llevara a cabo en la ciudad de Lima, mediante la constitucion de un Tribunal Arbitral conformado por tres miembros, de los cuales cada una de las partes nombrara a uno y los dos arbitros asi designados nombraran al tercer arbitro. Los arbitros quedan expresamente facultados para determinar la controversia materia del arbitraje.

Si una parte no nombra arbitro dentro de los diez (10) dias de recibido el requerimiento de la parte o partes que soliciten el arbitraje o si dentro de un plazo igualmente de diez (10) dias, contado a partir del nombramiento del ultimo arbitro por las partes, los dos arbitros no consiguen ponerse de acuerdo sobre el tercer arbitro, la designacion del arbitro faltante sera hecha a peticion de cualquiera de las partes por la Camara de Comercio de Lima.

El plazo de duracion del proceso arbitral no debera exceder de sesenta (60) dias habiles, contado desde la fecha de designacion del ultimo arbitro y se regira por lo dispuesto en la Ley General de Arbitraje, aprobada por la Ley No 26572 y/o las normas que la sustituyan o modifiquen.

Los gastos que se generen por la aplicacion de lo pactado en la presente clausula seran sufragados por las partes contratantes en igual medida.

DECIMA - Constituyen causales de resolucion de pleno derecho del presente Convenio de Estabilidad Juridica, sin mediar requisito de comunicacion previa, las siguientes:

1) El incumplimiento por parte de DOE RUN de las obligaciones establecidas en la CLAUSULA SEGUNDA y CLAUSULA CUARTA.

2) La cesion de posicion contractual que realice DOE RUN a otro inversionista sin obtener la correspondiente autorizacion previa del MINISTERIO, conforme a lo pactado en la CLAUSULA SEPTIMA.

3)    La resolucion de EL CONTRATO.

En el caso que DOE RUN incurra en una de las mencionadas causales de resolucion del presente Convenio, si por efecto de la estabilidad juridica concedida al amparo del mismo hubiera gozado de una carga fiscal menor a la que le hubiera correspondido de no estar amparada por dicho Convenio, estara obligada a reembolsar al ESTADO el monto actualizado de los tributos que le hubieran afectado de no haber suscrito el Convenio, mas los recargos correspondientes a que se refiere el Codigo Tributario.

Queda entendido que en el caso a que se refiere el parrafo anterior, si DOE RUN hubiera soportado una carga fiscal mayor por efectos del presente Convenio, no existira obligacion de reembolso de suma alguna por parte del Estado.

Estando las partes de acuerdo en todos los terminos del presente Convenio, lo suscriben en dos copias de igual contenido, en Lima, a los veintiun dias del mes octubre de 1997.


   /s/ [ILLEGIBLE]                                  /s/ [ILLEGIBLE]
  ------------------                               ------------------
 Ing. JUAN MENDOZA M.
Vice Ministro de Minas

             LEGAL STABILITY AGREEMENT WITH DOE RUN PERU S. R. LTDA.

Witnesseth hereby the Legal Stability Agreement entered into by and between the STATE OF PERU, duly represented by the Vice Minister of Mines of the Ministry of Energy and Mines, Engineer Juan Mendoza Marsano, authorized for such purposes by Supreme Decree No. 046-97-PCM, domiciled for purposes hereof at Av. Las Artes No. 260 - San Borja - Lima, hereinafter referred to as the STATE, as party of the first part; and DOE RUN PERU S. R. LTDA., a company incorporated in the city of Lima, Peru, with Single Taxpayer Registration No. 37630381, registered on Entry l-A of Card No. 143658 of the Book of Corporations of the Registry of Companies, domiciled for purposes hereof at Av. Victor Andres Belaunde No. 395 - San Isidro, duly represented by its General Manager, Mr. Julio Guadalupe Bascones, identified with Voter's Registration Card, No. 09388911, as per power of attorney included in an Annex, hereinafter referred to as DOE RUN, as party of the second part; under the terms and conditions set forth in the following clauses:

FIRST.- DOE RUN has presented to the Ministry of Energy and Mines, hereinafter referred to as MINISTRY, a request for the signing of a Legal Stability Agreement as authorized by the provisions set forth in Legislative Decree No. 662, in Title II, and in the First Chapter of Title V of Legislative Decree No. 757, and in the Regulations of said Decrees approved by Supreme Decree No. 162-92-EF, dated October 12, 1992, hereinafter referred to as the REGULATIONS, and pursuant to the provisions set forth in CONITE Board of Directors Resolution No. 001-96-EF/35, in Supreme Decree No. 046-97-PCM, and in that which is agreed upon in the Contract for the Transfer of Shares, Capital Increase and Subscription of Shares, entered into by and between Empresa Minera del Centro del Peru S.A. and Empresa Metalurgica La Oroya S.A., hereinafter METALOROYA, and hereinafter THE CONTRACT; as a result of the International Public Bidding PRI-16-97.

SECOND.- By virtue of the present Agreement and pursuant to the provisions set forth in the FIRST CLAUSE, DOE RUN binds itself to the following:

               To comply, by October 23, 1997, with making the contribution of US$ 126,481,383.24 (ONE HUNDRED TWENTY-SIX MILLION, FOUR HUNDRED EIGHTY-ONE THOUSAND, THREE HUNDRED EIGHTY-THREE AND 24/100 US DOLLARS), to the capital of METALOROYA, a company incorporated in the city of Lima, Peru, registered on card No. 040367 of the Book of Contractual Corporations and Other Bodies Corporate of the Public Mining Registry, which is in the process of its privatization.

               The amount referred to in the foregoing paragraph will be distributed, for accounting purposes, as follows:

               S/. 167,170,160.00 (ONE HUNDRED SIXTY-SEVEN MILLION, ONE HUNDRED SEVENTY THOUSAND, ONE HUNDRED SIXTY AND 00/100 NUEVOS SOLES) to the stock capital account;

               The difference between the sum resulting from the conversion to S/. 167,170,160.00 (ONE HUNDRED SIXTY-SEVEN MILLION, ONE HUNDRED SEVENTY THOUSAND, ONE HUNDRED SIXTY AND 00/100 NUEVOS SOLES), and the amount referred to in the preceding paragraph, shall be destined to an additional stock capital account as a premium which will be capitalized within a term of two (02) years counted as of the date of signing of this Agreement.

               To comply, by October 23, 1997, with making the payment in cash of US$ 121,440,608.00 (ONE HUNDRED TWENTY-ONE MILLION, FOUR HUNDRED FORTY THOUSAND, SIX HUNDRED AND EIGHT AND 00/100 US DOLLARS), for the purchase from Empresa Minera del Centro del Peru S.A. of 48.9674517% of the shares representing the stock capital of METALOROYA, by means of which DOE RUN will have acquired within the privatization process, 99.9674518% of the shares representing the stock capital of said company.

               To channel the contribution referred to in numerals 1 and 2 hereof, through the National Financial System, as per the certification that shall be issued by the bank participating in the operation.

THIRD.- By virtue of the present agreement and while it is in force, the STATE is bound to guarantee the legal stability for DOE RUN, regarding the investment referred to in the SECOND CLAUSE hereof, under the following terms:

The stability of the tax regime regarding the Income Tax, in keeping what is provided in Article 38 of Legislative Decree No. 757 and in clause a) of Article 10 of Legislative Decree No. 662, in force at the time of the signing of the present agreement, according to which the dividends and any other form of profit distribution are not subject to taxation, pursuant to the provisions set forth in clause a) of Article 25 of the Income Tax Law, approved by means of Legislative Decree No. 774 and amending standards in force at the time of signing the present agreement.

The stability of the right to use the most favorable exchange rate pursuant to the provisions set forth in Article 38 of Legislative Decree No. 757 and in clause b) of Article 10 of Legislative Decree No. 662, signifying that DOE RUN will have access to foreign exchange on the foreign exchange market at the most favorable rate of exchange that it may obtain, and the State may not obligate it carry out its exchange operations under a regime or mechanism granting a less favorable treatment than what is applied to any individual or corporate body to carry out any exchange operation, in accordance with the following:

               When it is a matter of conversion of foreign to national currency: DOE RUN may sell the foreign currency to any individual or corporate body at the most favorable "buy" exchange rate available on the foreign exchange market, at the time of execution of the foreign exchange operation; and,

               When it is a matter of conversion of national to foreign currency: DOE RUN may buy the national currency from any individual or corporate body at the most favorable

               "sale" exchange rate available on the foreign exchange market, at the time of execution of the foreign exchange operation.

The stability of the right of non-discrimination in accordance with the stipulations set forth in Article 38 of Legislative Decree No. 757 and in clause
c) of Article 10 of Legislative Decree No. 662, which provide that the STATE, at any level, whether entities or companies of the Central Government, Regional or Local Governments, may not apply to DOE RUN any differential treatment due to its nationality, the sector or types of economic activity it carries out, or the geographical location of the company in which it invests, nor in the following matters:

               Prices, tariffs or non-Customs duties, in such a way that the STATE may not apply differential amounts or rates to DOE RUN , as regards the investment referred to in the SECOND CLAUSE hereof;

               manner of business incorporation, in such a way the STATE may not demand of DOE RUN that the company METALOROYA, in which it is going to invest, adopt a given manner of incorporation;

               its condition as an individual or corporate body, in such a way that the STATE may not apply a differential treatment to DOE RUN; and,

               no other cause of equivalent effects, as is the case of the application of discriminatory treatment against DOE RUN resulting from any combination of the various paragraphs of this numeral.

This numeral is applicable without prejudice to the limitations established in
Article 3 of the REGULATIONS

FOURTH.- As agreed in the SECOND CLAUSE hereof, DOE RUN assumes the following obligations:

               To accredit that it has complied with making the monetary contribution of US$ 126,481,383.24 (ONE HUNDRED TWENTY-SIX MILLION, FOUR HUNDRED EIGHTY-ONE THOUSAND, THREE HUNDRED EIGHTY-THREE AND 24/100 US DOLLARS), by presenting:

               A copy of the certificate issued by the bank that participates in the operation for the channeling of the US$ 126,481,383.24 (ONE HUNDRED TWENTY-SIX MILLION, FOUR HUNDRED EIGHTY-ONE THOUSAND, THREE HUNDRED EIGHTY-THREE AND 24/100 US DOLLARS);

               A copy of the Testimony of the Public Deed of the Capital Increase and Amendment of the Articles of Incorporation of the company, with proof of the registration in the corresponding registry, for the capitalization of S/. 167,170,160.00 (ONE HUNDRED SIXTY-SEVEN MILLION, ONE HUNDRED SEVENTY THOUSAND, ONE HUNDRED SIXTY AND 00/100 NUEVOS SOLES);

               A copy of the Testimony of the Public Deed of the Capital Increase and Amendment of the Articles of Incorporation of METALOROYA, duly registered in the corresponding registry with proof of the capitalization of the issue premium, equivalent to the amount resulting from the difference between the value of the conversion to Nuevos Soles of US$ 126,481,383.24 (ONE HUNDRED TWENTY-SIX MILLION, FOUR HUNDRED EIGHTY-ONE THOUSAND, THREE HUNDRED EIGHTY-THREE AND 24/100 US DOLLARS), and S/. 167,170,160.00 (ONE HUNDRED SIXTY-SEVEN MILLION, ONE HUNDRED SEVENTY THOUSAND, ONE HUNDRED SIXTY AND 00/100 NUEVOS SOLES).

               The obligations referred to in points a) and b) must be accredited before THE MINISTRY within sixty (60) calendar days, counted as of October 23,1997.

               The obligations referred to in point c) must be accredited before THE MINISTRY within thirty (30) calendar days, counted as of the deadline for its compliance, pursuant to what is provided in point b) of numeral 1 of the SECOND CLAUSE hereof.

               To accredit the acquisition of 160,507,779 shares representing the stock capital of METALOROYA, equivalent to 48.9674517% of the same, by means of the payment of US$ 121,440,608.00 (ONE HUNDRED TWENTY-ONE MILLION, FOUR HUNDRED FORTY THOUSAND, SIX HUNDRED AND EIGHT AND 00/100 US DOLLARS), as a result of the transfer made by Empresa Minera del Centro del Peru S.A.; and to this end, it must present a legalized copy of the corresponding entry in the Book named Registry and Transfer of Shares, as well as the respective certificate issued by the bank participating in the operation.

               The obligations referred to in the foregoing paragraph, must be accredited before THE MINISTRY within a term of sixty (60) calendar days, counted as of the deadline for its compliance, pursuant to the provisions set forth in numeral 2 of the SECOND CLAUSE hereof.

Non-compliance with the obligations provided in the foregoing numerals is cause of termination of the Agreement.

FIFTH.- The present Legal Stability Agreement shall have a term of force of ten
(10) years as of the date of its signing. Consequently, it may not be amended unilaterally by either of the parties during said period, even in the event of modification of national legislation, whether said amendments are more beneficial or prejudicial to either of the parties than what is convened in this Agreement.

SIXTH.- DOE RUN shall have the right to waive, one time only, the legal stability regime granted to it by the authority of this Agreement, and to this end it must formalize said waiver by means of a written communication to THE MINISTRY; said waiver shall become effective as of the date of reception of the communication by THE MINISTRY.


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